UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada (State or other Jurisdiction of Incorporation)	001-14568 (Commission File Number)	98-0077354 (IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois (Address of principal executive offices)	60532 (Zip Code)

Registrant’s telephone number including area code: (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS – this report, the exhibit attached hereto and the related comments by IPSCO Inc.’s (“IPSCO” or the Company”) management noted herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurances that future developments will be in accordance with management’s expectations or that the effects of future developments on the Company will be those anticipated by management.

The words, “believes”, “expects”, “intends”, “plans”, “anticipates”, “hopes”, “likely”, “projects” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Form 40-F.

Item 7.01 Regulation FD Disclosure.

Pursuant to Regulation FD, information is being attached as an exhibit to this Current Report with respect to a presentation to be made by David Sutherland, President and Chief Executive Officer, on February 22, 2006, at 3:30 p.m. (EST). This presentation, which provides an overview of IPSCO’s strategy and performance, will be made at the Morgan Stanley Basic Materials Conference in New York, New York. A live webcast of the presentation, which will include slides and audio, will be available via the Internet though the Company’s website at www.ipsco.com.

The information in the Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
(99.1)	Investor Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.
Date: February 22, 2006	By:	/s/ Leslie T. Lederer

Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation Slides